Trulieve Announces Closing of US$140 Million Private Placement
of 10.5% Senior Secured Notes

TALLAHASSEE, Fla. – December 17, 2025 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced the closing of a private placement of 10.5% Senior Secured Notes due 2030 (the "Notes") for aggregate gross proceeds of US$140.0 million (the "Offering"). The size of the Offering was increased given market demand for the Notes.

The Notes were issued at 100% of face value and are senior secured obligations of the Company. The Notes bear interest at a rate of 10.5% per annum, payable semi-annually in equal installments until the maturity date, unless earlier redeemed or repurchased. The Notes will mature on December 17, 2030, and may be redeemed in whole or in part, at any time from time to time, on or after December 17, 2027 at the applicable redemption price set forth in the second supplemental indenture governing the Notes.

The Offering was conducted on a “best-efforts” basis pursuant to the terms of an amended and restated agency agreement, between the Company and Canaccord Genuity Corp., as sole agent and sole bookrunner. The Company has made the required filings to list the Notes on the Canadian Securities Exchange (the "CSE") following the expiry of the four-month Canadian statutory hold period.

The Company intends to use the net proceeds of the Offering for capital expenditures and other general corporate purposes.

The offering and sale of the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the laws of any other jurisdiction. This news release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts other plans, intentions, expectations, estimates, and beliefs and include statements regarding the proposed use of the net proceeds of the Offering, the listing of the Notes on the CSE and other matters. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on SEDAR+ at www.sedarplus.ca. There can be no assurance that any forward-looking information and statements herein will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve
Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor Contact and Media Contact
Christine Hersey, Vice President of Investor Relations
+1 (424) 202-0210
Christine.Hersey@Trulieve.com